SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: Octber 1, 1998


                    CHASE MANHATTAN CREDIT CARD MASTER TRUST
                    ----------------------------------------
                          (Exact name of registrant as
                            specified in its charter)


                CHASE MANHATTAN BANK USA, N.A. (formerly known as
                        "The Chase Manhattan Bank (USA)")
                            (Sponsor of the Trust)



         Delaware            33-40006                22-2382028
      ---------------     -----------------       ------------------
      (State or other      (Commission             (IRS Employer
      jurisdiction of      File Number)           Identification No.)
      incorporation)


      802 Delaware Avenue, Wilmington, Delaware            19801
      ------------------------------------------          ----------
      (Address of principal executive offices)          (Zip code)


Registrant's telephone number, including area code: (302) 575-5050

Item 2.

          Effective as of October 1, 1998, pursuant to Reassignment No. 6 of Receivables in Removed Accounts, dated as of October 1, 1998, between the Trustee and the Seller, the Seller has designated approximately $650 million aggregate amount of Receivables from certain randomly-selected accounts as Removed Accounts, and will cause the Trustee to reconvey the Receivables from the Removed Accounts, whether now existing or hereafter created, from the Trust to the Seller.


Item 7 (c). Exhibits


   Exhibit                                   Description
   -------                                    -----------

     1                          Removal Notice dated October 1, 1998 to
                                Yasuda Bank and Trust Company (U.S.A.) and
                                Chase Manhattan Bank USA, National Association, as Servicer

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Chase Manhattan Credit Card Master Trust

                              By: Chase Manhattan Bank USA, N.A., as Servicer


                              By: /s/ Patricia Garvey
                                   -------------------
                              Name:  Patricia Garvey
                              Title: Vice President


Date:  October 14, 1998

                                INDEX TO EXHIBITS
                                -----------------


 Exhibit                   Description
 -------                   -----------

  1                       Removal Notice dated October 1, 1998 to
                          Yasuda Bank and Trust Company (U.S.A.) and
                          Chase Manhattan Bank USA, National Association, as Servicer